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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported) October 27, 1998
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                            REGAL INTERNATIONAL, INC.

             (Exact name of registrant as specified in its charter)


                                    Delaware

                 (State or other jurisdiction of incorporation)


       1-8334                                             75-1071589
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(Commission File Number)                       (IRS Employer Identification No.)


52/F Bank of China Tower, 1 Garden Road, Hong Kong
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code:  (852) 2514-0300

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ITEM 5.   OTHER EVENTS
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At the adjourned special shareholders' meeting of Regal International, Inc. (the
"Registrant") held on October 27, 1998, the Registrant's shareholders approved the change of the Registrant's name from Regal International, Inc. to Asia Resources Holdings Ltd. The Board of Directors believes that the new name would reflect better the current business of the Registrant.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned thereunto duly authorised.

Dated: 3rd November 1998


                                   REGAL INTERNATIONAL, INC.


                                   By: /s/ Chung Cho Yee, Mico
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                                       Chung Cho Yee, Mico
                                       President